STOCK-BASED COMPENSATION (Details) - Schedule of stock-based compensation expense related to options granted to employees and nonemployees - Cepton Technologies, Inc. [Member] - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Share-based Payment Arrangement, Expensed and Capitalized, Amount [Line Items]
Cost of revenue	$ 20	$ 16
Research and development expense	1,386	232
Selling, general and administrative expense	671	140
Total stock-based compensation expense	$ 2,077	$ 388